                                  EXHIBIT 99.01

Unaudited Consolidated Balance Sheet as of April 30, 1998 and Unaudited Consolidated Statement of Operations for the Four Months Ended April 30, 1998 of NHancement Technologies Inc. and its Subsidiaries.

FINANCIAL STATEMENTS.

         Certain financial statements, information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission, although the Company believes the disclosures made are adequate to make the information presented not misleading, and, in the opinion of management, all adjustments have been reflected which are necessary for a fair statement of the information shown.





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

                          NHANCEMENT TECHNOLOGIES INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

--------------------------------------------------------------------------------------------------------------
                                                                                               APRIL 30, 1998
--------------------------------------------------------------------------------------------------------------
ASSETS
CURRENT
          Cash and cash equivalents                                                                 $1,257,800
          Restricted cash                                                                              500,000
          Accounts receivable, less allowance for doubtful accounts of $515,000                      1,521,900
          Notes receivable from stockholders                                                           123,700
          Inventory                                                                                    480,200
          Prepaid expenses and other                                                                   444,600
          Income tax receivable                                                                        225,600
--------------------------------------------------------------------------------------------------------------
 TOTAL CURRENT ASSETS                                                                                4,553,800
--------------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT                                                                               1,231,300
          Less accumulated depreciation                                                                564,100
--------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT, net                                                                            667,200
--------------------------------------------------------------------------------------------------------------

Excess of cost over net assets  acquired  of Voice  Plus,  Inc.,  net of  accumulated                1,400,000
amortization of $100,000
Excess of cost over net assets acquired of Advantis, net of accumulated  amortization                  954,000
of $33,100
Long-term portion of notes receivable from stockholders                                                162,600
Deferred acquisition costs                                                                             206,200
Other assets                                                                                           125,000
--------------------------------------------------------------------------------------------------------------
                                                                                                    $8,068,800
==============================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
          Lines of credit                                                                              366,900
          Accounts payable                                                                             817,300
          Accrued liabilities                                                                          474,300
          Payable to affiliates                                                                        409,500
          Deferred revenue                                                                             954,700
          Current portion of long-term debt                                                            299,200
--------------------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                                            3,321,900

LONG-TERM DEBT, net of current portion                                                                 166,700
--------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                                                    3,488,600
--------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
          Preferred stock, $0.01 par value, 2,000,000 shares authorized,
             30,000 shares issued and outstanding                                                    1,087,500
          Common stock, $0.01 par value, 20,000,000 shares authorized,
             4,437,000 shares issued and outstanding                                                    44,400
          Additional paid-in capital                                                                18,020,600
          Accumulated deficit                                                                     (14,548,800)
          Cumulative translation adjustment                                                           (23,500)
--------------------------------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                                                                           4,580,200
--------------------------------------------------------------------------------------------------------------
                                                                                                    $8,068,800
==============================================================================================================

                                       8

                          NHANCEMENT TECHNOLOGIES INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------
                                                                                           FOUR MONTHS ENDED
                                                                                            APRIL 30, 1998
------------------------------------------------------------------------------------------------------------
NET SALES                                                                                         $1,724,000
Cost of sales                                                                                      1,107,700

------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                                                         616,300

------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
Selling, marketing and administrative                                                              1,458,900
Amortization of excess of cost over net assets
acquired                                                                                             139,400
------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                                           1,598,300

------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS                                                                      (982,000)

------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSE)
Interest income                                                                                       25,800
Interest expense                                                                                    (32,400)
Other                                                                                                 41,100
------------------------------------------------------------------------------------------------------------
                                                                                                      34,500

------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                                                                  (947,500)

------------------------------------------------------------------------------------------------------------
INCOME TAXES                                                                                             ---

------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                                                 $(947,500)

------------------------------------------------------------------------------------------------------------
PREFERRED STOCK DIVIDEND                                                                          $(416,700)

------------------------------------------------------------------------------------------------------------
NET LOSS APPLICABLE TO COMMON STOCK                                                             $(1,364,200)

------------------------------------------------------------------------------------------------------------
BASIC AND DILUTED NET INCOME (LOSS) PER COMMON
SHARE                                                                                                 $(.31)

------------------------------------------------------------------------------------------------------------
BASIC WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                                   4,436,500

OPTIONS AND WARRANTS                                                                                     ---

------------------------------------------------------------------------------------------------------------
DILUTED WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING                                                                                        4,436,500

============================================================================================================

                          NHANCEMENT TECHNOLOGIES INC.
                                AND SUBSIDIARIES

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1.       ORGANIZATION

         NHancement Technologies Inc., a Delaware corporation ("NHancement" or the "Company"), was incorporated in October 1996 as a holding company and successor to the business of BioFactors, Inc. ("BFI" or "BioFactors"), a Delaware corporation. On February 3, 1997, prior to the February 4, 1997 consummation of the initial public offering ("IPO") of the Company's Common Stock, BFI merged with a subsidiary of NHancement whereupon BFI, as the surviving corporation, became a wholly-owned subsidiary of NHancement (the "BFI Merger"). Also, on February 3, 1997, the Company acquired Voice Plus, Inc. ("VPI" or "Voice Plus"), a California corporation, a systems integrator and national distributor of voice processing equipment. The acquisition was accounted for as a purchase, and, accordingly, the results of VPI's operations were included in the Company's consolidated financial statements commencing February 3, 1997. For financial accounting purposes, BFI is deemed to be the acquirer of VPI.

         Effective November 12, 1997, BioFactors, Inc. was merged with and into Voice Plus, Inc., in a statutory merger intended to qualify, for federal income tax purposes, as a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Voice Plus is the surviving corporation in the merger transaction with BioFactors, and the separate existence of BioFactors ceased on the effective date of the merger. The operations of the combined entity are being conducted under the name of "Voice Plus (R)," which is headquartered in Fremont, California. Voice Plus remains a wholly-owned subsidiary of NHancement.

         On December 15, 1997, NHancement purchased one hundred percent (100%) of the outstanding shares of Advantis Network & System Sdn Bhd ("Advantis"). As a result of the acquisition, Advantis has become a wholly-owned subsidiary of NHancement. Advantis is a telecommunications systems integrator. The operations of the entity are being conducted under the name of "Advantis Network & System Sdn Bhd," which is headquartered in Kuala Lumpur, Malaysia. The acquisition was accounted for as a purchase, and, accordingly, the results of Advantis' operations were included in the Company's consolidated financial statements commencing December 15, 1997.

         The business of NHancement is conducted by its operating company subsidiaries, Voice Plus, Inc. and Advantis Network & System Sdn Bhd.


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



2.       FINANCIAL STATEMENT PRESENTATION AND NEW STANDARDS

         The accompanying consolidated financial statements as of April 30, 1998 and for the four months ended April 30, 1998 are unaudited. Certain information and footnote disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles ("GAAP") have been omitted. These consolidated financial statements should be read in conjunction with the audited financial statements and accompanying notes for the year ended December 31, 1997 presented in the Company's latest annual report on Form 10-KSB.

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

         The consolidated financial statements presented herein reflect all adjustments which are, in the opinion of management, necessary for a fair presentation of the financial condition and results of operations for the periods presented.

         Basic earnings per share includes no dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Because of a net loss during the four months ended April 30, 1998, options and warrants to purchase 1,216,600 shares of common stock and shares of preferred stock convertible into 620,200 shares of common stock were outstanding but were not included in the computation of diluted loss per common share because the effect would be antidilutive.

         In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 130, Reporting Comprehensive Income, which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements.

         SFAS No. 130 is effective for financial statements for fiscal years beginning after December 15, 1997 and requires comparative information for earlier periods to be restated. Because of the recent issuance of this standard, management has been unable to fully evaluate the impact, if any, the standard may have on future statement disclosures. Results of operations and financial position, however, will be unaffected by implementation of this standard.

         In June 1997, the Financial Accounting Standards Board issued SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information. SFAS No. 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

         SFAS No. 131 is effective for financial statements for fiscal years beginning after December 15, 1997 and requires comparative information for earlier years to be restated. Because of the recent issuance of this standard, management has been unable to fully evaluate the impact, if any, it may have on future financial statement disclosure. Results of operations and financial position, however, will be unaffected by implementation of this standard.

         In February 1998, the Financial Accounting Standards Board issued SFAS No. 132, Employers' Disclosures about Pensions and Other Post Retirement Benefits. SFAS No. 132 standardizes the disclosure requirements for pensions and other post retirement benefits to the extent practicable, requires additional information on changes in the benefit obligations and fair values of plan assets that will facilitate financial analysis, and eliminates certain disclosures that are no longer as useful as they were when previous related accounting standards were issued.

         SFAS No. 132 is effective for financial statements for fiscal years beginning after December 15, 1997 and requires comparative information for earlier years to be restated unless the information is not readily available, in which case the notes to the financial statements should include all available information and a description of the information not available. Management believes that the Company's current financial statement disclosures will not need to be modified based upon current operations. Results of operations and financial position will be unaffected by implementation of this standard.

3.       ACQUISITION AND MERGER TRANSACTIONS

         On February 3, 1997, NHancement merged a wholly-owned subsidiary with and into BFI, whereupon BFI, as the surviving corporation, became a wholly-owned subsidiary of NHancement, and shares of NHancement Common Stock were exchanged for all the issued and outstanding common stock of BFI, in a ratio of three shares of NHancement Common Stock for every four shares of BFI common stock.

         Also, on February 3, 1997, the Company entered into a stock purchase agreement with Voice Plus, Inc., pursuant to a transaction by which the Company merged a wholly-owned subsidiary with and into VPI, whereupon VPI, as the surviving corporation, became a wholly-owned subsidiary of the Company. This merger provided for the exchange of (i) the Company's unsecured promissory note in a principal amount of $1,000,000, bearing interest at the medium term T-bill rate, with all principal and accrued interest paid in full during 1997, (ii) the Company's unsecured promissory note in a principal amount of $500,000, bearing interest at the medium term T-bill rate, due on the third anniversary of the consummation of the merger subject to accelerated payment based upon quarterly earnings of Voice Plus, and (iii) shares of NHancement Common Stock with an estimated fair value of $4,680,000 (of which, shares valued at $2,400,000 were sold in the IPO, and the remainder of the shares are subject to restrictions on transferability under the Securities Act of 1933, as amended, and pursuant to a lock-up agreement with the underwriter of the IPO), for all the issued and outstanding common stock of VPI.

         On December 15, 1997, the Company consummated the acquisition of Advantis Network & System Sdn Bhd, a Malaysian corporation and systems integrator and distributor of communications equipment, pursuant to a transaction by which Advantis became a wholly-owned subsidiary of NHancement.

4.       STOCK OPTIONS

         During the four months ended April 30, 1998, 100,000 additional options of the Company's Common Stock were granted.

5.       PENDING ACQUISITION

     On January 16, 1998, the Company entered into a definitive agreement to acquire all of the issued and outstanding shares of capital stock of Infotel Technologies Pte Ltd ("Infotel"), a Singapore company which provides radar system integration, turnkey project management services and test instrumentation, as well as a wide portfolio of communications equipment. Consummation of the transaction is contingent upon the Company obtaining third party financing necessary to complete the acquisition, the closing of which must occur, if at all, by no later than June 24, 1998. The basic terms of the acquisition agreement require an initial cash payment of about $2.3 million, notes payable of approximately $2.0 million (with payment subject to Infotel achieving certain 1998 and 1999 profitability targets), and the issuance of 431,000 shares of NHancement's Common Stock. In the event that the transaction fails to close by June 24, 1998, the Company is obligated to pay a termination fee in the amount of approximately $300,000 plus interest.



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